                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 6, 1998

                      THE PEOPLES BANCTRUST COMPANY, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



                Alabama                  0-13653          63-0896239
      ----------------------------    ------------   --------------------
      (State or Other Jurisdiction    (Commission      (I.R.S. Employer
            of Incorporation)         File Number)    Identification No.)


                     310 Broad Street, Selma, Alabama 36701
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (334) 875-1000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.
---------------------------------------------

     On March 6, 1998, The Peoples BancTrust Company, Inc. (the "Registrant") announced that, as of such date, it had consummated the acquisition of Merchants & Planters Bancshares, Inc. ("Bancshares"), the parent company of Merchants & Planters Bank, an Alabama commercial bank based in Montevallo, Alabama ("Merchants Bank"). The Registrant paid $20,085,083 in cash for the outstanding shares of common stock of Bancshares, representing consideration of $949.38 per share. The acquisition was approved by the shareholders of Bancshares at a special meeting of stockholders on March 5, 1998.

     The operations of Merchants Bank have not been merged with those of the Registrant's other bank subsidiary, The Peoples Bank and Trust Company, Selma, Alabama ("Peoples Bank"). The Registrant currently expects to consummate the merger of Merchants Bank into Peoples Bank by mid-April, 1998.

     For additional information, reference is made to the Agreement and Plan of Reorganization dated as of December 2, 1997 by and among the Registrant, Peoples Bank, Bancshares, and Merchants Bank, attached as Exhibit 2 to the Form 8-K previously filed by the Registrant on December 10, 1997 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a) Financial Statements of Business Acquired.
         -----------------------------------------

     It is not currently practicable to provide the financial statements required by Item 7(a) of Form 8-K. Such financial statements will be filed by amendment to this Form 8-K no later than May 22, 1998.

     (b) Pro Forma Financial Information.
         -------------------------------

     It is not currently practicable to provide the pro forma financial information required by Item 7(b) of Form 8-K. Such pro forma financial information will be filed by amendment to this Form 8-K no later than May 22, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE PEOPLES BANCTRUST COMPANY, INC.



DATE:  March 6, 1998          By: /s/Richard P. Morthland
                                  -----------------------------
                                     Richard P. Morthland
                                     Chairman of the Board and
                                        Chief Executive Officer